                         TRANSFER OF INTEREST AGREEMENT


     THIS  AGREEMENT  dated  for  reference  May  29,  2003
BETWEEN:


WILLIAM A. HOWELL, having a residence at 15294, 96A Avenue, in the city of Surrey in the Province of British Columbia

OF  THE  FIRST  PART

AND:

CORUMEL MINERALS CORP., a body corporate, duly incorporated under the laws of the State of Nevada and having an office at 503 - 1755 Robson Street, in the city of Vancouver, in the Province of British Columbia ("Corumel")

OF  THE  SECOND  PART


WHEREAS:

A. Howell and Corumel have entered into a Property Acquisition Agreement dated March 28, 2003

B. CMC Exploration Corp. ("CMC") is a wholly owned subsidiary of Corumel, formed for the purpose of conducting on Corumel's behalf, the mineral exploration program contemplated in the Property Acquisition Agreement

C. Howell has agreed to grant to Corumel the right, privilege and option to transfer all of its right, title and interest in the Property Acquisition Agreement to CMC.


NOW THEREFORE in consideration of ten dollars ($10.00) and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), all of Corumel's right title and interest in the Property Acquisition Agreement dated March 28, 2003 is hereby transferred and assigned to CMC.


ENTIRE AGREEMENT: This Agreement together with the Property Acquisition Agreement dated March 28, 2003 constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject matter of this Agreement.
This Transfer of Interest Agreement may be executed in one or more counterparts, each of which, including a facsimile copy thereof, shall be deemed an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF this agreement has been executed as of the day and year first above  written.

/s/ W. A. Howell                               /s/ Barry Price
__________________________                    __________________________
William  A.  Howell                           witness

                                              Barry Price
                                              __________________________
                                              name  of  witness

CORUMEL  MINERALS  CORP.


per  /s/ Bruce  P  Young
     ___________________________
     Bruce  P  Young,  President  and  Director



Per  /s/ Richard  Green
     ___________________________
     Richard  Green  Secretary